                                                                    Exhibit 10.2


     FOURTH AMENDMENT, WAIVER AND CONSENT dated as of June 28, 1996 (this "Amendment"), to the Credit Agreement dated as of November 15, 1993 (as amended, the "Credit Agreement"), among ARM FINANCIAL GROUP, INC., a Delaware corporation (the "Borrower"), INTEGRITY HOLDINGS, INC., a Delaware corporation ("Holdings") formerly named N.M. U.S. Limited, as guarantor, the financial institutions listed on Schedule 2.01 to the Credit Agreement (the "Lenders") and THE CHASE MANHATTAN BANK, as successor to The Chase Manhattan Bank, N.A. and Chemical Bank (individually, as holder of the collateral subject to the Security Documents (such term and each other capitalized term used but not defined in this Amendment having the meaning assigned thereto in the Credit Agreement), and as managing agent for the Lenders, the "Managing Agent").

     WHEREAS the Borrower and Holdings have requested that the Lenders (a) amend certain provisions of the Credit Agreement as set forth below and (b) grant certain waivers and consents with respect to the Credit Agreement; and

     WHEREAS the Lenders are willing, on the terms and subject to the conditions set forth below, to effect such amendment and grant such waivers and consents;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth below, as follows:

     SECTION 1.  Amendment to Credit Agreement.   (a) The Borrower, Holdings and
the Lenders hereby amend Section 2.02 of the Credit Agreement by deleting the amount "$5,000,000" appearing therein and substituting therefor the amount "$1,000,000".

     (b) The Borrower, Holdings and the Lenders hereby amend Section 6.01 of the Credit Agreement by (i) deleting, after the semicolon at the end of subparagraph
(j) of such Section, the word "and", (ii) deleting, after the word "Agreement" at the end of subparagraph (k) of such Section, the period and substituting therefor "; and" and (iii) inserting, after subparagraph (k) of such Section, the following subparagraph (l):

     (l) additional Indebtedness in an aggregate principal amount not exceeding at any time $5,000,000.

     (c) The Borrower, Holdings and the Lenders hereby amend Section 6.02 of the Credit Agreement by (i) deleting, after the semicolon at the end of subparagraph (i) of such Section, the word "and", (ii) deleting, after the word "relates" at the end of subparagraph (j) of such Section, the period and substituting therefor "; and" and (iii) inserting, after subparagraph (j) of such Section, the following subparagraph (k):

          (k) additional Liens securing Indebtedness permitted to be incurred by
     Section 6.01(1), provided that such Liens shall apply only to properties and assets, if any, of which the purchase, construction, maintenance or development shall be (or shall have been) financed (or refinanced, replaced or refunded) with, or which shall be (or shall have been) the subject of any lease-financing (including any sale and leaseback) transaction constituting or involving (or refinanced, replaced or refunded with), Indebtedness incurred pursuant to subparagraph (l) of Section 6.01.

          (d) The Borrower, Holdings and the Lenders hereby amend Section 6.13 of the Credit Agreement by (i) deleting the ratio "1.75 to 1.00" appearing in clause (a) of such Section and substituting therefor the following: "1.50 to l.00", (ii) deleting the date "March 31, 1996" each time it appears in clauses
(a) and (b) of such Section and substituting therefor the following: "December 31, 1996" and (iii) deleting the ratio "2.00 to 1.00" appearing in clause (b) of such Section and substituting therefor the following: "1.75 to l.00".

          SECTION 2.  Consent and Waiver.   (a) Holdings hereby consents to the
provisions of this Amendment, reaffirms its guarantee under Article VIII of the Credit Agreement and reaffirms its grant of security interests under the Loan Documents to which it is a party.

          (b) The Lenders hereby waive compliance by the Borrower with, and any Default or Event of Default arising under, any provisions of the Credit Agreement to be amended pursuant to Section 1 above (as in effect immediately before giving effect to such amendment), to the extent, but only to the extent, that failure to comply with such provisions (as in effect immediately before giving effect to such amendment) would not constitute a Default or an Event of Default under the Credit Agreement (as in effect immediately after giving effect to such amendment).

          SECTION 3. Representations and Warranties. Each of the Borrower and Holdings represents and warrants, jointly and severally, to each of the Lenders as of the date hereof that:

          (a) The Borrower and each of the Subsidiaries (i) is a corporation or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect, and (iv) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party.

          (b) This Amendment (i) has been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (I) any provision of law, statute, rule or regulation applicable to the Borrower or any Subsidiary, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, or (II) any provision of any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound,
(B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary, other than the Liens created by the Security Documents.

     (c) This Amendment has been duly executed and delivered by the Borrower and Holdings and constitutes a legal, valid and binding obligation of the Borrower or Holdings, as applicable, enforceable against the Borrower or Holdings, as applicable, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equity principles (whether enforcement is sought by proceedings in equity or at law).

     (d) No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in order to consummate this Amendment, except (i) such as have been made or obtained and are in full force and effect and (ii) any approvals that may be required by any Applicable Insurance Regulatory Authority in connection with the exercise of rights or remedies with respect to any of the Collateral (as defined in the Pledge Agreement) pledged by the Borrower or Holdings pursuant to the Pledge Agreement.

The representations and warranties contained in this Section 3 shall survive the termination of this Amendment Agreement (it being understood that no representation and warranty contained herein shall have been deemed to have been made on or as of any date other than the date first above written).

     SECTION 4. Loan Documents. This Amendment shall, for purposes of paragraph
(a) of Article VII and Section 10.05 of the Credit Agreement, be deemed to be a Loan Document.

     SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when Chemical Bank, as a Managing Agent, shall have received copies hereof that, when taken together, bear the signatures of the Borrower, Holdings and each of the Required Lenders.

     SECTION 6. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.01 of the Credit Agreement.

          SECTION 7. Applicable Law. THIS AMENDMENT BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8. No Novation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.


          IN WITNESS WHEREOF, the Borrower, Holdings and the Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                    ARM FINANCIAL GROUP, INC.,

                                         by

                                             /s/  Peter S. Resnick
                                            ------------------------------------
                                            Name:      Peter S. Resnick
                                            Title:         Treasurer

                                       INTEGRITY HOLDINGS, INC., as
                                       Guarantor,

                                            by
                                                  /s/  Peter S. Resnick
                                                --------------------------------
                                                Name:    Peter S. Resnick
                                                Title:       Treasurer


                                       THE CHASE MANHATTAN BANK,
                                       individually, and as the
                                       Managing Agent and as
                                       Representative of the Secured
                                       Parties,

                                            by

                                                --------------------------------
                                                Name:
                                                Title:

                                       FIRST BANK NATIONAL
                                       ASSOCIATION,

                                            by

                                                --------------------------------
                                                Name:
                                                Title:

                                       THE FIRST NATIONAL BANK OF CHICAGO,

                                            by
                                                --------------------------------
                                                Name:
                                                Title:

                                       FIRST UNION NATIONAL BANK OF NORTH
                                       CAROLINA,

                                            by

                                                --------------------------------
                                                Name:
                                                Title:

                                       INTEGRITY HOLDINGS, INC., as
                                       Guarantor,

                                            by

                                                --------------------------------
                                                Name:
                                                Title:


                                       THE CHASE MANHATTAN BANK,
                                       individually, and as the
                                       Managing Agent and as
                                       Representative of the Secured
                                       Parties,

                                            by
                                                 /s/ Peter W. Platten
                                                --------------------------------
                                                Name:      PETER W. PLATTEN
                                                Title:     Vice President

                                       FIRST BANK NATIONAL
                                       ASSOCIATION,

                                            by

                                                --------------------------------
                                                Name:
                                                Title:

                                       THE FIRST NATIONAL BANK OF CHICAGO,

                                            by
                                                --------------------------------
                                                Name:
                                                Title:

                                       FIRST UNION NATIONAL BANK OF NORTH
                                       CAROLINA,

                                            by

                                                --------------------------------
                                                Name:
                                                Title:

                                       INTEGRITY HOLDINGS, INC., as
                                       Guarantor,

                                            by

                                                --------------------------------
                                                Name:
                                                Title:


                                       THE CHASE MANHATTAN BANK,
                                       individually, and as the
                                       Managing Agent and as
                                       Representative of the Secured
                                       Parties,

                                            by

                                                --------------------------------
                                                Name:
                                                Title:

                                       FIRST BANK NATIONAL
                                       ASSOCIATION,

                                            by
                                                 /s/ Craig Hansen
                                                --------------------------------
                                                Name:      Craig Hansen
                                                Title:     Vice President

                                       THE FIRST NATIONAL BANK OF CHICAGO,

                                            by
                                                --------------------------------
                                                Name:
                                                Title:

                                       FIRST UNION NATIONAL BANK OF NORTH
                                       CAROLINA,

                                            by

                                                --------------------------------
                                                Name:
                                                Title:

                                    INTEGRITY HOLDINGS, INC., as
                                    Guarantor,

                                          by
                                             ------------------------
                                             Name:
                                             Title:

                                    THE CHASE MANHATTAN BANK,
                                    individually, and as the
                                    Managing Agent and as
                                    Representative of the Secured
                                    Parties,

                                          by
                                             ------------------------
                                             Name:
                                             Title:

                                    FIRST BANK NATIONAL
                                    ASSOCIATION,

                                          by
                                             ------------------------
                                             Name:
                                             Title:

                                    THE FIRST NATIONAL BANK OF CHICAGO,

                                          by  /s/ Paul T. Schultz
                                             ------------------------
                                             Name:   Paul T. Schultz
                                             Title:  Managing Director

                                    FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA,

                                          by
                                             ------------------------
                                             Name:
                                             Title:

                                    INTEGRITY HOLDINGS, INC., as
                                    Guarantor,

                                          by
                                             ------------------------
                                             Name:
                                             Title:

                                    THE CHASE MANHATTAN BANK,
                                    individually, and as the
                                    Managing Agent and as
                                    Representative of the Secured Parties,

                                          by
                                             ------------------------
                                             Name:
                                             Title:

                                    FIRST BANK NATIONAL ASSOCIATION,

                                          by
                                             ------------------------
                                             Name:
                                             Title:

                                    THE FIRST NATIONAL BANK OF CHICAGO,

                                          by
                                             ------------------------
                                             Name:
                                             Title:

                                    FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA,

                                          by  /s/ Gail M. Golightly
                                             ------------------------
                                             Name:  Gail M. Golightly
                                             Title: Senior Vice President

                                    FLEET NATIONAL BANK,

                                          by  /s/ Anson Harris
                                             ------------------------
                                             Name:   Anson Harris
                                             Title:  Assistant Vice President